UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2009
McMoRan Exploration Co.
(Exact name of registrant as specified in its charter)

Delaware	001-07791	72-1424200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (504) 582-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-1.1
EX-1.2
EX-5.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
On June 16, 2009, McMoRan Exploration Co. (“McMoRan”), a Delaware corporation, entered into an Underwriting Agreement (the “Common Stock Underwriting Agreement”) with J.P. Morgan Securities Inc. (“J.P. Morgan”), as representative of the several underwriters named in Schedule 1 thereto pursuant to which McMoRan agreed to issue and sell to such underwriters an aggregate of 16,675,000 shares of common stock, par value $0.01 per share, including 2,175,000 shares subject to such underwriters’ overallotment option (the “Common Stock”). Also on June 16, 2009, McMoRan entered into an Underwriting Agreement (the “Convertible Preferred Stock Underwriting Agreement”) with J.P. Morgan Securities Inc., as representative of the underwriters named in Schedule 1 thereto, pursuant to which McMoRan agreed to issue and sell to such underwriters an aggregate of 86,250 shares of 8% convertible perpetual preferred stock, including 11,250 shares subject to such underwriters’ overallotment option (the “Convertible Preferred Stock” and, together with the Common Stock, the “Securities”). The Securities were offered pursuant to McMoRan’s shelf registration statement (“Registration Statement”) on Form S-3 (File No. 333-144496) filed with the Securities and Exchange Commission (“SEC”) on July 11, 2007, which was declared effective on October 5, 2007.
Copies of the Common Stock Underwriting Agreement and the Convertible Preferred Stock Underwriting Agreement (collectively, the “Agreements”) are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K, and the descriptions of the Agreements are qualified in their entirety by reference to such exhibits. For a more detailed description of each of the Agreements, see the disclosure under the caption “Underwriting” contained in each of McMoRan’s prospectus supplements dated June 17, 2009 to the prospectus dated October 5, 2007, which have been filed with the SEC pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated by reference. The Agreements are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.
In the ordinary course of their business, J.P. Morgan and/or their affiliates have in the past performed, and may continue to perform, investment banking, broker dealer, financial advisory or other services for us for which they have received, or may receive, separate fees. Under our senior secured credit agreement, JPMorgan Chase Bank N.A., is administrative agent, and J.P. Morgan is a joint bookrunner and joint lead arranger. In addition, from time to time, certain of the underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in our debt or equity securities or loans, and may do so in the future.
A copy of the opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., relating to the legality of the Securities, is filed as Exhibit 5.1 to this Current Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
Item 8.01. Other Events.
McMoRan Exploration Co. issued a press release dated June 16, 2009, announcing that it has priced its public offerings of 14.5 million shares of common stock at $5.75 per share and 75,000 shares of convertible perpetual preferred stock at $1,000 per share. See Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibit.
The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.
By:	/s/ Nancy D. Parmelee
Nancy D. Parmelee
Senior Vice President, Chief Financial Officer and Secretary (authorized signatory and Principal Financial Officer)

Date: June 19, 2009

McMoRan Exploration Co.
Exhibit Index

Exhibit
No.	Description
1.1	Underwriting Agreement dated June 16, 2009 between McMoRan Exploration Co. and J.P. Morgan Securities Inc., as representative of the several underwriters named in Schedule 1 thereto.

1.2	Underwriting Agreement dated June 16, 2009 between McMoRan Exploration Co. and J.P. Morgan Securities Inc., as representative of the several underwriters named in Schedule 1 thereto.

5.1	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P.

23.1	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. (contained in Exhibit 5.1 hereto).

99.1	Press Release dated June 16, 2009, titled “McMoRan Exploration Co. Prices Offerings of 14.5 Million Shares of Common Stock and 75,000 Shares of Convertible Perpetual Preferred Stock.”